UBS PACESM Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

UBS PACE Global Real Estate Securities Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2008

March 18, 2009

Dear Investor,

The purpose of this supplement is to update information regarding the above named funds.

I.  UBS PACE Global Real Estate Securities Investments

Certain changes have been made to the description of the portfolio management team at Goldman Sachs Asset Management, L.P. ("GSAM"), the investment advisor for UBS PACE Global Real Estate Securities Investments. Mark Howard-Johnson and Tim Hannon, two of the three portfolio managers of the GSAM team responsible for the fund, no longer serve as members of the team. David Kruth continues to serve as a portfolio manager for the portion of the fund that GSAM manages, and James Otness recently has become a co-lead portfolio manager along with Mr. Kruth.

As a result of this change, the Prospectuses and the SAI are revised as follows:

All references to "Mark Howard-Johnson," "Mr. Johnson," "Tim Hannon" or "Mr. Hannon" in the Prospectuses and the SAI are hereby deleted in their entirety.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Global Real Estate Securities Investments" beginning on page 133 of the Multi-Class Prospectus and page 133 of the Class P Prospectus is revised by replacing the third, fourth, fifth and sixth full paragraphs of that section in their entirety with the following:

GSAM uses a team approach in its investment management decisions. GSAM's Global Real Estate Securities Team consists of over 10 professionals across the world and is led by David Kruth and James Otness. Messrs. Kruth and Otness are primarily responsible for the day-to-day management of the fund. Mr. Kruth has held his fund responsibilities since the inception of the fund. Mr. Otness has held his fund responsibilities since February 2009.

Mr. Kruth joined GSAM in April 2005 as senior portfolio manager on the US and Global Real Estate Securities Strategies. Prior to joining GSAM, Mr. Kruth worked for nearly eight years at Citigroup and AllianceBernstein as portfolio manager and senior equity analyst for global real estate securities funds. For

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nine years prior to this, he worked at Lend Lease Real Estate Investments (a/k/a The Yarmouth Group) as an investment analyst and portfolio manager where he made investments in commercial and retail property directly and through private operating companies. Mr. Kruth has over 20 years of property-centric investment experience.

Mr. Otness joined GSAM as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management. Mr. Otness has over 17 years of real estate securities investment experience through his management of small cap funds.

The section captioned "Portfolio managers" and sub-headed "UBS PACE Global Real Estate Securities Investments—Goldman Sachs Asset Management, L.P." beginning on page 196 of the SAI is revised by replacing the first and second full paragraphs and the tables immediately following the two paragraphs of that section in their entirety with the following:

Goldman Sachs Asset Management, L.P. ("GSAM") uses a team approach in managing the fund's portfolio. David Kruth and James Otness oversee the team managing the fund.

The following table provides information relating to other accounts managed by GSAM's portfolio managers responsible for the day-to-day management of the fund, as of June 30, 2008* with respect to Mr. Kruth and as of December 31, 2008 with respect to Mr. Otness:

David Kruth:

	Registered investment companies	Other pooled investment vehicles	Other accounts**
Number of Accounts Managed	3	8	43
Number of Accounts Managed With Performance-Based Advisory Fees	0	1	1
Assets Managed (in millions)	$1,624.60	$1,170	$647.30
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$33	$45.80

James Otness:

	Registered investment companies	Other pooled investment vehicles	Other accounts**
Number of Accounts Managed	7	2	15
Number of Accounts Managed With Performance-Based Advisory Fees	0	2	1
Assets Managed (in millions)	$1,183.30	$148.80	$760.80
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$148.80	$95.60

*  GSAM calculates other accounts managed on a quarterly basis only.

**  Includes wrap as a single account.

The section captioned "Portfolio managers" and sub-headed "UBS PACE Global Real Estate Securities Investments—Goldman Sachs Asset Management, L.P." beginning on page 196 of the SAI is revised by replacing the last full paragraph of that section in its entirety with the following:

Ownership of fund shares. As of December 31, 2008, none of the fund's portfolio managers owned shares of the fund.

II.  UBS PACE Government Securities Fixed Income Investments

The board of trustees of UBS PACE Select Advisors Trust (the "board") recently has approved the modification of the fund's non-fundamental investment restriction pertaining to short sales in order to permit the fund's investment advisor, Pacific Investment Management Company LLC, to sell short securities issued by the US Treasury and certain "to be announced" or "TBA" securities, which usually are mortgage-backed securities traded on a forward commitment basis with an approximate principal amount and no defined maturity date. The board also has approved modification of the fund's non-fundamental investment restriction pertaining to "short sales against the box" with respect to securities issued by the US Treasury and TBA securities coupon trades.

As a result of these changes, the Prospectuses and the SAI are revised as follows:

The section captioned "Principal investment strategies" on page 4 of the Multi-Class Prospectus and on page 8 of the Class P Prospectus is revised by replacing the second, third and fourth full paragraphs of that section in their entirety with the following:

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in government fixed income securities. Government fixed income securities include US government bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities, which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities.

Under normal circumstances, the fund may invest in mortgage-backed securities issued or guaranteed by US government agencies and instrumentalities which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration. The fund invests in other US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also invests in government securities issued by agencies and instrumentalities that are backed solely by the credit of the issuing agency or instrumentality (e.g., the Federal Farm Credit System and the Federal Home Loan Banks). The fund also invests, to a lesser extent, in investment grade bonds of other issuers, including those backed by mortgages or other assets. These bonds of other issuers generally have one of the two highest credit ratings, although the fund may invest to a limited extent in bonds with the third highest credit rating (or unrated bonds of equivalent quality). The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may hold or purchase TBA securities with one coupon and short sell TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities' having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks, as discussed under "Principal risks."

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Pacific Investment Management Company LLC ("PIMCO") to serve as the fund's investment advisor. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.

The section captioned "Principal risks" beginning on page 4 of the Multi-Class Prospectus and page 8 of the Class P Prospectus is revised by adding the following as the last two bullet points of that section:

•  Short sales risk—The fund may engage in short sales involving the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss.

•  Arbitrage trading risk—The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

The section captioned "The funds and their investment policies" and sub-headed "UBS PACE Government Securities Fixed Income Investments" on page 5 of the SAI is revised by adding the following as the third full paragraph of that section:

The fund also may engage in short selling with respect to securities issued by the US Treasury and certain "to be announced" or "TBA" securities coupon trades. TBA securities are usually mortgage-backed securities traded on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date of the securities are determined upon settlement when the specific mortgage pools are assigned. The fund limits the TBA securities that it sells short to those issued by the Governmental National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets of more than one-third of the value of its total assets.

The section captioned "The funds' investments, related risks and limitations" and sub-headed "Short sales" on page 46 of the SAI is revised by replacing the first sentence of the first full paragraph of that section with the following:

UBS PACE Government Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments may engage in short sale transactions in which the fund sells a security it does not own (or does not have the right to acquire at no added cost).

The section captioned "Investment limitations of the funds" and sub-headed "Non-fundamental investment limitations" beginning on page 49 of the SAI is revised by replacing the sixth full paragraph of that section with the following:

(5) Each fund, other than UBS PACE Government Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments, will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the fund's net assets (taken at market value) is held as collateral for such sales at any one time.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.